                               OPINION OF COUNSEL


        Having examined and being familiar with the articles of incorporation and by-laws of Anchor National Life Insurance Company ("Anchor"), the applicable resolutions relating to the American Pathway II -- Separate Account ("the Account") and other pertinent records and documents, it is our opinion
(i) that Anchor is a duly organized and existing corporation under the laws of the State of California and that its principal business is to be an insurer,
(ii) that the Account is a duly organized and existing separate account of Anchor under the laws of the State of California, and is registered as a unit investment trust under the Investment Company Act of 1940 (File No. 811-3859), and (iii) that variable annuity contracts being registered by this Registration Statement under the Securities Act of 1933 (File No. 2-86837) will, upon issuance thereof, be validly authorized and issued.



                                        ROUTIER AND JOHNSON, P.C.



                                        By /s/ ROBERT J. ROUTIER
                                          -----------------------------
                                          Robert J. Routier
                                          Suite 500
                                          1725 K Street, N.W.
                                          Washington, D.C. 20006

                               CONSENT OF COUNSEL


        We hereby consent to the use of our Opinion of Counsel which is contained in Pre-Effective No. 1 (File No. 2-86837) to the Registration Statement on Form S-6 on behalf of American Pathway II -- Separate Account of Anchor National Life Insurance Company. We further consent to the reference to this law firm under the caption "Legal Matters" in the prospectus contained in this Registration Statement.


                                        ROUTIER AND JOHNSON, P.C.



                                        By /s/ ROBERT J. ROUTIER
                                          -----------------------------
                                          Robert J. Routier
                                          Suite 500
                                          1725 K Street, N.W.
                                          Washington, D.C. 20006